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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement Form S-8 filed on October 21, 1999 (File No. 333-89397), Form S-3 filed on November 17, 2000 (File No. 333-48728), and
Form S-8 filed on June 30, 2000 (File No. 333-40608).

                                       ARTHUR ANDERSEN LLP

Dallas, Texas
April 13, 2001











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